Exhibit 10.1

FIRST AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”), dated as of December 15, 2017, by and among QUALITYTECH, LP, a Delaware limited partnership (“Borrower”), QTS REALTY TRUST, INC., a Maryland corporation (“REIT”) and THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (“Subsidiary Guarantors”; together with REIT, are collectively hereinafter referred to as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent (the “Agent” for the Lenders).

W I T N E S S E T H:

WHEREAS, Borrower, Agent, and each of the Lenders initially a signatory thereto entered into that certain Fifth Amended and Restated Credit Agreement dated as of December 20, 2016 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, REIT entered into that certain Third Amended and Restated Unconditional Guaranty of Payment and Performance dated as of December 20, 2016, for the benefit of Agent and the Lenders (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Springing Guaranty”);

WHEREAS, Subsidiary Guarantors are parties to that certain Fifth Amended and Restated Unconditional Guaranty of Payment and Performance dated as of December 20, 2016, for the benefit of Agent and the Lenders (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Subsidiary Guaranty”);

WHEREAS, Quality Investment Properties Metro, LLC, a Delaware limited liability company (“QIPM”) and Agent entered into that certain Fifth Amended and Restated Subordination and Standstill Agreement dated as of December 20, 2016 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “QIPM Bond Subordination and Standstill Agreement”);

WHEREAS, QAE Acquisition Company, LLC, a Georgia limited liability company (“QAE”), and Agent entered into that certain First Amended and Restated Subordination and Standstill Agreement dated as of December 20, 2016 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “QAE Bond Subordination and Standstill Agreement”);

WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement, the Springing Guaranty, the Subsidiary Guaranty, the QIPM Bond Subordination and Standstill Agreement, and the QAE Bond Subordination and Standstill Agreement; and

WHEREAS, the Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.         Definitions.  All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.         Modifications of the Credit Agreement.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)        By deleting in their entirety the definitions of “Bond Subordination and Standstill Agreement”, “Commitment Increase”, “Joint Lead Arrangers”, “Revolving Credit Loan or Loans”, “Revolving Credit Maturity Date”, “Term Loan A or Term Loans A”, “Term Loan A Maturity Date”, “Term Loan B or Term Loans B”, “Term Loan B Maturity Date”, “Total Commitment”, “Total Revolving Credit Commitment”, “Total Term Loan A Commitment” and “Total Term Loan B Commitment” appearing in Section §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Bond Subordination and Standstill Agreement.  Collectively, (i) the Fifth Amended and Restated Subordination and Standstill Agreement dated as of December 20, 2016, by and between QIPM and Agent, and (ii) the First Amended and Restated Subordination and Standstill Agreement dated as of December 20, 2016, by and between QAE Acquisition Company, LLC, a Georgia limited liability company, and Agent, which relate to the Bond Subordinate Debt, as the same may be modified or amended.

Commitment Increase.  An increase in the Total Revolving Credit Commitment, Total Term Loan A Commitment and/or Total Term Loan B Commitment to an aggregate Total Commitment of not more than $1,920,000,000.00 in the aggregate pursuant to §2.11.

Joint Lead Arrangers.  Each of (i) KeyBanc Capital Markets, Inc., (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (iii) Regions Capital Markets, and (iv) TD Securities (USA) LLC.

Revolving Credit Loan or Loans.  An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $820,000,000.00 (subject to increase as provided in §2.11) to be made by the Revolving Credit Lenders hereunder as more particularly

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described in §2. Without limiting the foregoing, Revolving Credit Loans shall also include Revolving Credit Loans made pursuant to §2.10(f).

Revolving Credit Maturity Date.  December 17, 2021, as such date may be extended as provided in §2.15, or such earlier date on which the Revolving Credit Loans shall become due and payable pursuant to the terms hereof.

Term Loan A or Term Loans A.  An individual Term Loan  or the aggregate Term Loans, as the case may be, in the maximum principal amount of $350,000,000.00 (subject to increase as provided in §2.11) made by the Term Loan A Lenders hereunder.

Term Loan A Maturity Date.   December 17, 2022, or such earlier date on which the Term Loans A shall become due and payable pursuant to the terms hereof.

Term Loan B or Term Loans B.  An individual Term Loan or the aggregate Term Loans, as the case may be, in the maximum principal amount of $350,000,000.00 (subject to increase as provided in §2.11) made by the Term Loan B Lenders hereunder.

Term Loan B Maturity Date.  April 27, 2023, or such earlier date on which the Term Loans B shall become due and payable pursuant to the terms hereof.

Total Commitment.  The sum of the Commitments of the Lenders, as in effect from time to time.  As of the date of this Agreement, the Total Commitment is One Billion Five Hundred Twenty Million and No/100 Dollars ($1,520,000,000.00).  The Total Commitment may increase in accordance with §2.11.

Total Revolving Credit Commitment.  The sum of the Revolving Credit Commitments of the Revolving Credit Lenders, as in effect from time to time.  As of the date of this Agreement, the Total Revolving Credit Commitment is Eight Hundred Twenty Million and No/100 Dollars ($820,000,000.00).  The Total Revolving Credit Commitment may increase in accordance with §2.11.

Total Term Loan A Commitment.  The sum of the Term Loan A Commitments of the Term Loan A Lenders, as in effect from time to time.  As of the date of this Agreement, the Total Term Loan A Commitment is Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00).  The Total Term Loan A Commitment may increase in accordance with §2.11.

Total Term Loan B Commitment.  The sum of the Term Loan B Commitments of the Term Loan B Lenders, as in effect from time to time.  As of the date of this Agreement, the Total Term Loan B Commitment is Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00).  The Total Term Loan B Commitment may increase in accordance with §2.11.”

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(b)        By deleting §2.11(a) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

“(a)   Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.11, the Borrower shall have the option at any time and from time to time prior to the applicable maturity date of such Revolving Credit Loans or Term Loans to request an increase in the Total Revolving Credit Commitment, the Total Term Loan A Commitment and/or the Total Term Loan B Commitment, each in increments of $10,000,000.00 by an aggregate amount of increases to the Total Revolving Credit Commitment, the Total Term A Loan Commitment and Total Term Loan B Commitment of up to $400,000,000.00 (the amount of the requested increase to be set forth in the Increase Notice) (which, assuming no previous reduction in the Revolving Credit Commitments or the Term Loan Commitments, would result in a maximum Total Commitment of $1,920,000,000.00), written notice to the Agent (an “Increase Notice”; and the amount of such requested increase is the “Commitment Increase”).  The execution and delivery of the Increase Notice by the Borrower shall constitute a representation and warranty by the Borrower that all the conditions set forth in this §2.11 shall have been satisfied on the date of such Increase Notice.  The Commitment Increase may be allocated (1) to the then existing Revolving Credit Commitments, (2) as a new revolving tranche having the same terms as the then existing Revolving Credit Commitments, (3) to the then existing Term Loan A Commitments having the same terms as the existing Term Loan A Commitments, (4) to the then existing Term Loan B Commitments having the same terms as the existing Term Loan B Commitments, or (5) any combination thereof satisfactory to Agent and existing or additional Revolving Credit Lenders, Term Loan A Lenders or Term Loan B Lenders, as applicable, providing such additional Revolving Credit Commitments, Term Loan A Commitments or Term Loan B Commitments, as applicable.”

(c)        By deleting the introductory paragraph to §2.15 of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

“§2.15  Extension of Revolving Credit Maturity Date.  The Borrower shall have the one-time right and option to extend the Revolving Credit Maturity Date to December 17, 2022, upon satisfaction of the following conditions precedent, which must be satisfied prior to the effectiveness of any extension of the Revolving Credit Maturity Date:”

(d)        By deleting §9.5 of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

“§9.5    Minimum Consolidated Tangible Net Worth.  Parent Company will not at any time permit Parent Company’s Consolidated Tangible Net Worth to be less than the sum of (a) seventy-five percent (75%) of the Net Offering Proceeds of an Equity Offering after June 30. 2017, plus (b) $1,209,000,000.00.”

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(e)        By deleting in its entirety Schedule 1.1 to the Credit Agreement, and inserting in lieu thereof Schedule 1.1 attached hereto and made a part hereof.

3.         Modifications of the Springing Guaranty.  REIT and Agent do hereby modify and amend the Springing Guaranty as follows:

(a)         By deleting paragraph (a) on the first page of the Springing Guaranty in its entirety, and inserting in lieu thereof the following:

“(a)      the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Revolving Credit Notes in the aggregate principal face amount of Eight Hundred Twenty Million and No/100 Dollars ($820,000,000.00) made by Borrower to the order of certain of the Lenders, the Term Loan A Notes in the aggregate principal face amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00) made by Borrower to the order of certain of the Lenders, the Term Loan B Notes in the aggregate principal face amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00), which Revolving Credit Notes, Term Loan A Notes and Term Loan B Notes are increasable to One Billion Nine Hundred Twenty Million and No/100 Dollars ($1,920,000,000.00) as provided in the Credit Agreement, the Bid Loan Notes in the aggregate principal face amount of Four Hundred Ten Million and No/100 Dollars ($410,000,000.00) made by Borrower to the order of certain of the Lenders, and the Swing Loan Note in the principal face amount of Thirty Million and No/100 Dollars ($30,000,000.00) made by Borrower to the order of the Swing Loan Lender, together with interest as provided in the Revolving Credit Notes, the Bid Loan Notes, the Term Loan A Notes, the Term Loan B Notes and the Swing Loan Note, and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and”

(b)         By deleting paragraph (f) on the second page of the Springing Guaranty in its entirety, and inserting in lieu thereof the following:

“(f)       the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”).  Without limiting the generality of the foregoing, REIT acknowledges the terms of §2.11 of the Credit Agreement pursuant to which the Total Commitment under the Credit Agreement may be increased to up to One Billion Nine Hundred Twenty Million and No/100 Dollars ($1,920,000,000.00) and agrees that this Third Amended and Restated Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement note delivered by Borrower in connection with any such increase of the Total Commitment and all other obligations of Borrower under the

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Loan Documents as a result of such increase without notice to or consent from REIT.”

4.         Modifications of the Subsidiary Guaranty.  The Subsidiary Guarantors and Agent do hereby modify and amend the Subsidiary Guaranty as follows:

(a)         By deleting paragraph (a) on the first page of the Subsidiary Guaranty in its entirety, and inserting in lieu thereof the following:

“(a)      the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Revolving Credit Notes in the aggregate principal face amount of Eight Hundred Twenty Million and No/100 Dollars ($820,000,000.00) made by Borrower to the order of certain of the Lenders, the Term Loan A Notes in the aggregate principal face amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00) made by Borrower to the order of certain of the Lenders, the Term Loan B Notes in the aggregate principal face amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00), which Revolving Credit Notes, Term Loan A Notes and Term Loan B Notes are increasable to One Billion Nine Hundred Twenty Million and No/100 Dollars ($1,920,000,000.00) as provided in the Credit Agreement, the Bid Loan Notes in the aggregate principal face amount of Four Hundred Ten Million and No/100 Dollars ($410,000,000.00) made by Borrower to the order of certain of the Lenders, and the Swing Loan Note in the principal face amount of Thirty Million and No/100 Dollars ($30,000,000.00) made by Borrower to the order of the Swing Loan Lender, together with interest as provided in the Revolving Credit Notes, the Bid Loan Notes, the Term Loan A Notes, the Term Loan B Notes and the Swing Loan Note, and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and”

(b)         By deleting paragraph (f) on the second page of the Subsidiary Guaranty in its entirety, and inserting in lieu thereof the following:

“(f)       the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”).  Without limiting the generality of the foregoing, Guarantors acknowledge the terms of §2.11 of the Credit Agreement pursuant to which the Total Commitment under the Credit Agreement may be increased to up to One Billion Nine Hundred Twenty Million and No/100 Dollars ($1,920,000,000.00) and agree that this Fifth Amended and Restated Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement note delivered by Borrower in connection with any such increase of the Total Commitment and all other obligations of Borrower under the

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Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.”

5.         Modifications of the QIPM Bond Subordination and Standstill Agreement.  QIPM and Agent do hereby modify and amend the QIPM Bond Subordination and Standstill Agreement by deleting Section 1(l) thereof in its entirety, and inserting in lieu thereof the following:

“(l) ‘Senior Loan’ means the up to $1,520,000,000 credit facility provided pursuant to the Senior Loan Agreement, increasable to $1,920,000,000 as provided in the Senior Loan Agreement, as the same may be amended, modified, increased, consolidated, restated or replaced as provided herein.”

6.         Modifications of the QAE Bond Subordination and Standstill Agreement.  QAE and Agent do hereby modify and amend the QAE Bond Subordination and Standstill Agreement by deleting Section 1(l) thereof in its entirety, and inserting in lieu thereof the following:

“(l) ‘Senior Loan’ means the up to $1,520,000,000 credit facility provided pursuant to the Senior Loan Agreement, increasable to $1,920,000,000 as provided in the Senior Loan Agreement, as the same may be amended, modified, increased, consolidated, restated or replaced as provided herein.”

7.         Commitments.

(a)        Borrower and Guarantors hereby acknowledge and agree that as of the effective date of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Revolving Credit Commitment, Term Loan A Commitment, Term Loan B Commitment and Commitment, and the amount of each Lender’s Revolving Credit Commitment Percentage, Term Loan A Commitment Percentage, Term Loan B Commitment Percentage and Commitment Percentage, shall be the amount set forth on Schedule 1.1 attached hereto.  In connection with the increase of the Total Revolving Credit Commitment, the Total Term Loan A Commitment, the Total Term Loan B Commitment, and the Total Commitment, each of Capital One, National Association, and Mizuho Bank, Ltd. (each individually a “New Lender” and collectively, the “New Lenders”) shall be issued a Revolving Credit Note in the principal face amount of its Revolving Credit Commitment, which will be a “Revolving Credit Note” under the Credit Agreement, a Bid Loan Note in the principal face amount of the Bid Loan Sublimit, which will be a “Bid Loan Note” under the Credit Agreement, a Term Loan A Note in the principal face amount of its Term Loan A Commitment, which will be a “Term Loan A Note” under the Credit Agreement, a Term Loan B Note in the principal face amount of its Term Loan B Commitment, which will be a “Term Loan B Note” under the Credit Agreement, and each New Lender shall be a Lender under the Credit Agreement.  Each of Lenders identified on Schedule 2 attached hereto (the “Existing Modifying Lenders”) shall receive a Revolving Credit Note, Term Loan A Note, and Term Loan B Note, as applicable, based on its respective Revolving Credit Commitment, Term Loan A Commitment and Term Loan B Commitment as set forth on Schedule 1.1 attached hereto, and a Bid Loan Note in the principal face amount of the Bid Loan Sublimit, which Notes shall be replacements for such Lender’s existing Notes and shall not be a novation.

(b)        By its signature below, each New Lender, subject to the terms and conditions hereof, hereby becomes a party to the Credit Agreement and agrees to perform all

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obligations with respect to its respective Commitment as if such New Lender were an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective Commitment, which obligations shall include, but shall not be limited to, the obligation to make Revolving Credit Loans to the Borrower with respect to its Revolving Credit Commitment as required under §2.1 of the Credit Agreement, the obligation to make a Term Loan A with respect to its Term Loan A Commitment as provided in §2.2(a) of the Credit Agreement, the obligation to make a Term Loan B with respect to its Term Loan B Commitment as provided in §2.2(b) of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, the obligation to participate in Swing Loans as provided in §2.5 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein.  Each New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Section 14 of the Credit Agreement.  Further, each New Lender acknowledges that it has, independently and without reliance upon the Agent, Joint Lead Arrangers and Bookrunners, Co-Syndication Agent, or on any affiliate or subsidiary thereof or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement.  Except as expressly provided in the Credit Agreement, neither the Agent nor any of the Joint Lead Arrangers and Bookrunners or Co-Syndication Agent shall have any duty or responsibility whatsoever, either initially or on a continuing basis, to provide any New Lender with any credit or other information with respect to the Borrower or Guarantors or to notify any New Lender of any Default or Event of Default.  No New Lender has relied on the Agent, Joint Lead Arrangers and Bookrunners, Co-Syndication Agent, or any other Lender as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.  Each New Lender (i) represents and warrants as to itself that it is legally authorized to, and has full power and authority to, enter into this agreement and perform its obligations under this agreement; (ii) confirms that it has received copies of the Credit Agreement, financial statements prepared by Borrower and such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement; (iii) agrees that it has and will, independently and without reliance upon any Lender, the Agent, the Joint Lead Arrangers and Bookrunners, or the Co-Syndication Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of the assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (v) agrees that, by this agreement, it has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.  Each New Lender acknowledges and confirms that its address for notices and Lending Office for Revolving Credit Loans are as set forth on the signature pages hereto.

(c)        By its signature below, each Existing Modifying Lender hereby agrees to perform all obligations with respect to its respective Commitment as set forth in this Amendment, which obligations shall include, but shall not be limited to, the obligation to make Revolving Credit Loans to the Borrower with respect to its Revolving Credit Commitment as required under §2.1 of the Credit Agreement, the obligation to make a Term Loan A with respect to its Term Loan A Commitment as provided in §2.2(a) of the Credit Agreement, the obligation to make a Term

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Loan B with respect to its Term Loan B Commitment as provided in §2.2(b) of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, the obligation to participate in Swing Loans as provided in §2.5 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein.

(d)        On the effective date of this Amendment, the Term Loan A Lenders that are New Lenders or an Existing Modifying Lender that is increasing its Term Loan A Commitment shall fund such amounts to Agent.  In connection therewith, (i) Fifty Million and No/100 Dollars ($50,000,000.00) of the funds so advanced shall be advanced to Borrower, and (ii) any remaining amounts shall be distributed among the Term Loan A Lenders whose Term Loan A Commitment is decreasing as necessary to accomplish the required reallocation of the outstanding Term Loans A such that the outstanding principal amount of Term Loans A owed to each Term Loan A Lender shall be equal to such Term Loan A Lender’s Term Loan A Commitment (as in effect after the effectiveness of this Amendment).

(e)        On the effective date of this Amendment, the Term Loan B Lenders that are New Lenders or an Existing Modifying Lender that is increasing its Term Loan B Commitment shall fund such amounts to Agent.  In connection therewith, (i) One Hundred Fifty Million and No/100 Dollars ($150,000,000.00) of the funds so advanced shall be advanced to Borrower, and (ii) any remaining amounts shall be distributed among the Term Loan B Lenders whose Term Loan B Commitment is decreasing as necessary to accomplish the required reallocation of the outstanding Term Loans B such that the outstanding principal amount of Term Loans B owed to each Term Loan B Lender shall be equal to such Term Loan B Lender’s Term Loan B Commitment (as in effect after the effectiveness of this Amendment).

(f)        On the effective date of this Amendment, the Revolving Credit Lenders shall fund so much of the increase of the Revolving Credit Commitment to Agent as is necessary in order that the outstanding principal balance of the Revolving Credit Loans prior to the effectiveness of this Amendment shall be reallocated among the Revolving Credit Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Revolving Credit Commitment (as in effect after the effectiveness of this Amendment), and (ii) the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment is decreasing as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans.

8.         References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

9.         References to Loan Documents.  All references in the Loan Documents to the Springing Guaranty, the Subsidiary Guaranty, the QIPM Bond Subordination and Standstill Agreement, and the QAE Bond Subordination and Standstill Agreement shall be deemed a reference to the Springing Guaranty, the Subsidiary Guaranty, the QIPM Bond Subordination and Standstill Agreement, and the QAE Bond Subordination and Standstill Agreement, respectively, as modified and amended herein.

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10.       Consent of Guarantors.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Springing Guaranty and Subsidiary Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Springing Guaranty and Subsidiary Guaranty extends to and applies to the foregoing documents as modified and amended.

11.       Representations.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)        Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b)        Enforceability.  The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)        Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)        Reaffirmation.  Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

12.       No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

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13.       Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

14.       Ratification.  Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Notes, the Springing Guaranty, the Subsidiary Guaranty, the QIPM Bond Subordination and Standstill Agreement, and the QAE Bond Subordination and Standstill Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Springing Guaranty and the Subsidiary Guaranty).

15.       Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

16.       Miscellaneous.  This Amendment shall be construed and enforced in accordance with the laws of the State of Georgia (excluding the laws applicable to conflicts or choice of law).  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.

17.       Effective Date.  This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Lenders.

18.       Titled Agents.  Upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Lenders, (a) Regions Bank shall be a Co-Syndication Agent in lieu of a Co-Documentation Agent, and (b) Regions Capital Markets shall be a Joint Lead Arranger.

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IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals as of the day and year first above written.

BORROWER:

QUALITYTECH, LP, a Delaware limited partnership

By: QTS Realty Trust, Inc., a Maryland corporation, its general partner

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	Executive Vice President ‑ Finance and Accounting

(SEAL)

GUARANTORS:

QTS REALTY TRUST, INC., a Maryland corporation
By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	Executive Vice President ‑ Finance and Accounting

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

QUALITY INVESTMENT PROPERTIES METRO, LLC
QUALITY INVESTMENT PROPERTIES, SUWANEE, LLC
QUALITY TECHNOLOGY SERVICES METRO II, LLC
QUALITY TECHNOLOGY SERVICES, SUWANEE II, LLC
QUALITY INVESTMENT PROPERTIES SACRAMENTO, LLC
QUALITY TECHNOLOGY SERVICES SACRAMENTO II, LLC
QUALITY INVESTMENT PROPERTIES MIAMI, LLC
QUALITY TECHNOLOGY SERVICES MIAMI II, LLC
QUALITY INVESTMENT PROPERTIES SANTA CLARA, LLC
QUALITY TECHNOLOGY SERVICES SANTA CLARA II, LLC
QUALITY INVESTMENT PROPERTIES IRVING, LLC
QUALITY TECHNOLOGY SERVICES IRVING II, LLC
QUALITY TECHNOLOGY SERVICES JERSEY CITY, LLC
QUALITY TECHNOLOGY SERVICES, N.J., LLC
QUALITY TECHNOLOGY SERVICES, N.J. II, LLC
QTS INVESTMENT PROPERTIES PRINCETON, LLC
QUALITY TECHNOLOGY SERVICES PRINCETON II, LLC
QTS INVESTMENT PROPERTIES CHICAGO, LLC
QUALITY TECHNOLOGY SERVICES CHICAGO II, LLC
QUALITY INVESTMENT PROPERTIES GATEWAY, LLC
QUALITY TECHNOLOGY SERVICES LENEXA, LLC
QUALITY INVESTMENT PROPERTIES LENEXA, LLC
QUALITY TECHNOLOGY SERVICES LENEXA II, LLC,
each a Delaware limited liability company

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	Executive Vice President ‑ Finance and Accounting

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

QUALITY INVESTMENT PROPERTIES RICHMOND, LLC
QUALITY TECHNOLOGY SERVICES RICHMOND II, LLC
QTS CRITICAL FACILITIES MANAGEMENT, LLC
QUALITY TECHNOLOGY SERVICES, LLC
QUALITY TECHNOLOGY SERVICES, NORTHEAST, LLC
QUALITY INVESTMENT PROPERTIES IRVING II, LLC
QUALITY TECHNOLOGY SERVICES HOLDING, LLC
QTS INVESTMENT PROPERTIES CARPATHIA, LLC
WHALE VENTURES LLC
QTS INVESTMENT PROPERTIES PISCATAWAY, LLC
QUALITY TECHNOLOGY SERVICES PISCATAWAY II, LLC
SERVERVAULT LLC
CARPATHIA HOSTING, LLC
CARPATHIA ACQUISITION, LLC
QTS INVESTMENT PROPERTIES FORT WORTH, LLC
QUALITY TECHNOLOGY SERVICES FORT WORTH II, LLC
QTS INVESTMENT PROPERTIES HILLSBORO, LLC
QTS INVESTMENT PROPERTIES ASHBURN, LLC
QTS INVESTMENT PROPERTIES ASHBURN II, LLC
QTS INVESTMENT PROPERTIES PHOENIX, LLC
NATIONAL ACQUISITION COMPANY, LLC
ASHBURN ACQUISITION CO., LLC
QUALITY TECHNOLOGY SERVICES ASHBURN II, LLC
QUALITY TECHNOLOGY SERVICES PHOENIX II, LLC
2470 SATELLITE BOULEVARD, LLC,
each a Delaware limited liability company

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	Executive Vice President ‑ Finance and Accounting

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

QAE ACQUISITION COMPANY, LLC, a Georgia limited liability company

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	Executive Vice President ‑ Finance and Accounting

(SEAL)

QTS FINANCE CORPORATION, a Delaware corporation

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	Executive Vice President ‑ Finance and Accounting

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Jonathan Bond
Name:	Jonathan Bond
Title:	Assistant Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

BANK OF AMERICA, N.A., as Co-Syndication Agent

By:	/s/ Gary J. Katunas
Name:	Gary J. Katunas
Title:	Senior Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Co-Syndication Agent

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

REGIONS BANK, as Co-Syndication Agent

By:	/s/ Lee Surtees
Name:	Lee Surtees
Title:	Senior Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

CITIZENS BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent

By:	/s/ Scott Henderson
Name:	Scott Henderson
Title:	Senior Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent

By:	/s/ Brandon K. Fiddler
Name:	Brandon K. Fiddler
Title:	Senior Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

SUNTRUST BANK, as Co-Documentation Agent

By:	/s/ Amy Roush
Name:	Amy Roush
Title:	Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Joanna Soliman
Name:	Joanna Soliman
Title:	Vice President

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

GOLDMAN SACHS BANK USA

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Matthew Antico
Name:	Matthew Antico
Title:	Director

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

STIFEL BANK & TRUST

By:	/s/ Suzanne Agin
Name:	Suzanne Agin
Title:	Senior Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

SYNOVUS BANK

By:	/s/ David Bowman
Name:	David Bowman
Title:	Director

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

COBANK, ACB

By:	/s/ Kevin Oliver
Name:	Kevin Oliver
Title:	Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

JEFFERIES GROUP LLC

By:	/s/ Mark Sahler
Name:	Mark Sahler
Title:	Managing Director

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

CROSSFIRST BANK

By:	/s/ Greg Sims
Name:	Greg Sims
Title:	Managing Director

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

UMB BANK, N.A.

By:	/s/ Jess M. Adams
Name:	Jess M. Adams
Title:	Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

BANK OF BLUE VALLEY

By:	/s/ Bruce V. McCune
Name:	Bruce V. McCune
Title:	Vice President

(SEAL)

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Barbara Heubner
Name:	Barbara Heubner
Title:	Vice President

(SEAL)

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

MIZUHO BANK, LTD.

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

(SEAL)

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement and
Amendment to Other Loan Documents – KeyBank/QTS 12/2017

SCHEDULE 1.1

LENDERS AND COMMITMENTS

REVOLVING CREDIT LOAN

Name and Address	Revolving Credit Loan Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Tim Sylvain Telephone: 216-689-5433 Facsimile: 216-689-4997	$62,500,000.00	7.621951219512%
LIBOR Lending Office Same as Above

Deutsche Bank AG New York Branch 200 Crescent Court, Suite 500 Dallas, Texas 75201 Attention: Patrick Allen Telephone: 214-740-7919	$75,000,000.00	9.146341463415%
LIBOR Lending Office Same as Above

Bank of America, N.A. IL4-135-06-11 135 S LaSalle Street Chicago, IL 60603 Attn: Gary Katunas Telephone: 312-904-8704 Email: gary.katunas@bankofamerica.com	$62,500,000.00	7.621951219512%
LIBOR Lending Office Same as Above

SCHEDULE 2 – PAGE 1

Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, AL 35203 Attention: Lee Surtees Telephone: 205-264-4860 Email: lee.surtees@regions.com	$62,500,000.00	7.621951219512%
LIBOR Lending Office: Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, Alabama 35203 Attention: Amanda Thomas Telephone: 205-581-7645 Facsimile: 205-264-5456

The Toronto-Dominion Bank, New York Branch 31 West 52nd Street New York, New York 10019-6101 Attention: Timothy Brogan Telephone: 212-827-7703	$62,500,000.00	7.621951219512%
LIBOR Lending Office Same as Above

Citizens Bank, N.A. 1215 Superior Ave. Cleveland, Ohio 44114 Attention: Julie Baker Telephone: 216-277-3860	$58,000,000.00	7.073170731707%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 2

PNC Bank, National Association 1200 Smith Street, Ste 830 Houston, Texas 77002 Attention: Christian Brown Telephone: 713-658-3955	$58,000,000.00	7.073170731707%
LIBOR Lending Office Same as Above

SunTrust Bank 303 Peachtree Street, N.E., Suite 2200 Atlanta, GA 30308 Attention: Francine Glandt Office: 404-813-0612 Email: Francine.Glandt@SunTrust.com	$58,000,000.00	7.073170731707%
LIBOR Lending Office Same as Above

Goldman Sachs Bank USA 200 West Street New York, New York 10282 Attention: Michelle Latzoni Telephone: 212-934-3921 Facsimile: 917-977-3966	$57,000,000.00	6.951219512195%
LIBOR Lending Office Same as Above

Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020 Attention: Burak Numanoglu Telephone: 212-282-4575 Facsimile: 212-282-4488	$50,500,000.00	6.158536585366%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 3

Capital One, National Association 275 Broadhollow Road, 2nd Floor Melville, New York 11747 Attention: Cynthia Dance Telephone: 631-531-2175 Facsimile: 631-531-2798	$40,500,000.00	4.939024390244%
LIBOR Lending Office Same as Above

JPMorgan Chase Bank, N.A. 383 Madison Avenue, 24th Floor New York, New York 10017 Attention: Yannan Qiu Telephone: 212-622-5490	$40,000,000.00	4.878048780488%
LIBOR Lending Office Same as Above

The Bank of Tokyo-Mitsubishi UFJ, Ltd. 1251 Avenue of the Americas New York, NY 10020-1104 Attention: Matthew Antioco Telephone: 212-782-4282 Facsimile: 212-782-6440	$40,000,000.00	4.878048780488%
LIBOR Lending Office Same as Above

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf, 4th Floor Baltimore, Maryland 21231 Attention: Steve Delany Telephone: 443-627-4326	$21,500,000.00	2.621951219512%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 4

CoBank, ACB 6340 S. Fiddlers Green Circle Greenwood Village CO 80111 Attention: Kelly Purtell Telephone: 303-694-5845	$18,000,000.00	2.195121951220%
LIBOR Lending Office Same as Above

Stifel Bank & Trust 501 North Broadway St. Louis, Missouri 63102 Attention: Suzanne Agin Telephone: 314-342-2992	$15,000,000.00	1.829268292683%
LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: David Bowman Telephone: 205-803-4591	$15,000,000.00	1.829268292683%
LIBOR Lending Office Same as Above

Jefferies Group LLC 101 Hudson Street, 11th Floor Jersey City, New Jersey 07311 Attention: Bank Debt Servicing Group Telephone: 201-761-7642 Facsimile: 201-221-8265	$10,000,000.00	1.219512195122%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 5

Morgan Stanley Senior Funding, Inc. 1300 Thames Street Wharf, 4th Floor Baltimore, Maryland 21231 Attention: Steve Delany Telephone: 443-627-4326	$8,500,000.00	1.036585365854%
LIBOR Lending Office Same as Above

CrossFirst Bank 11440 Tomahawk Creek Pkwy Leawood, Kansas 66224 Attention: Tom Robinson Telephone: 913-327-7973 Facsimile: 913-327-1214	$5,000,000.00	0.609756097561%
LIBOR Lending Office Same as Above

TOTAL	$820,000,000.00	100.0%

SCHEDULE 1.1 – PAGE 6

LENDERS AND COMMITMENTS

TERM LOAN A

Name and Address	Term Loan A Commitment	Term Loan A Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Tim Sylvain Telephone: 216-689-5433 Facsimile: 216-689-4997	$30,000,000.00	8.571428571429%
LIBOR Lending Office Same as Above

Bank of America, N.A. IL4-135-06-11 135 S LaSalle Street Chicago, IL 60603 Attn: Gary Katunas Telephone: 312-904-8704 Email: gary.katunas@bankofamerica.com	$30,000,000.00	8.571428571429%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 7

Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, AL 35203 Attention: Lee Surtees Telephone: 205-264-4860 Email: lee.surtees@regions.com	$30,000,000.00	8.571428571429%
LIBOR Lending Office: Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, Alabama 35203 Attention: Amanda Thomas Telephone: 205-581-7645 Facsimile: 205-264-5456

The Toronto-Dominion Bank, New York Branch 31 West 52nd Street New York, New York 10019-6101 Attention: Timothy Brogan Telephone: 212-827-7703	$30,000,000.00	8.571428571429%
LIBOR Lending Office Same as Above

Citizens Bank, N.A. 1215 Superior Ave. Cleveland, Ohio 44114 Attention: Julie Baker Telephone: 216-277-3860	$28,500,000.00	8.142857142857%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 8

PNC Bank, National Association 1200 Smith Street, Ste 830 Houston, Texas 77002 Attention: Christian Brown Telephone: 713-658-3955	$28,500,000.00	8.142857142857%
LIBOR Lending Office Same as Above

SunTrust Bank 303 Peachtree Street, N.E., Suite 2200 Atlanta, GA 30308 Attention: Francine Glandt Office: 404-813-0612 Email: Francine.Glandt@SunTrust.com	$28,500,000.00	8.142857142857%
LIBOR Lending Office Same as Above

Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020 Attention: Burak Numanoglu Telephone: 212-282-4575 Facsimile: 212-282-4488	$24,750,000.00	7.071428571429%
LIBOR Lending Office Same as Above

JPMorgan Chase Bank, N.A. 383 Madison Avenue, 24th Floor New York, New York 10017 Attention: Yannan Qiu Telephone: 212-622-5490	$17,500,000.00	5.000000000000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 9

The Bank of Tokyo-Mitsubishi UFJ, Ltd. 1251 Avenue of the Americas New York, NY 10020-1104 Attention: Matthew Antioco Telephone: 212-782-4282 Facsimile: 212-782-6440	$17,500,000.00	5.000000000000%
LIBOR Lending Office Same as Above

Capital One, National Association 275 Broadhollow Road, 2nd Floor Melville, New York 11747 Attention: Cynthia Dance Telephone: 631-531-2175 Facsimile: 631-531-2798	$17,250,000.00	4.928571428571%
LIBOR Lending Office Same as Above

CoBank, ACB 6340 S. Fiddlers Green Circle Greenwood Village CO 80111 Attention: Kelly Purtell Telephone: 303-694-5845	$11,000,000.00	3.142857142857%
LIBOR Lending Office Same as Above

Bank of Blue Valley 11935 Riley Street Overland Park, KS 66213 Attention: Bruce V. McCune Telephone: 913-234-2238 Facsimile: 913-234-7038	$10,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 10

Morgan Stanley Senior Funding, Inc. 1300 Thames Street Wharf, 4th Floor Baltimore, Maryland 21231 Attention: Steve Delany Telephone: 443-627-4326	$10,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

Stifel Bank & Trust 501 North Broadway St. Louis, Missouri 63102 Attention: Suzanne Agin Telephone: 314-342-2992	$10,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: David Bowman Telephone: 205-803-4591	$10,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

Goldman Sachs Bank USA 200 West Street New York, New York 10282 Attention: Michelle Latzoni Telephone: 212-934-3921 Facsimile: 917-977-3966	$9,000,000.00	2.571428571429%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 11

Jefferies Group LLC 101 Hudson Street, 11th Floor Jersey City, New Jersey 07311 Attention: Bank Debt Servicing Group Telephone: 201-761-7642 Facsimile: 201-221-8265	$5,000,000.00	1.428571428571%
LIBOR Lending Office Same as Above

CrossFirst Bank 11440 Tomahawk Creek Pkwy Leawood, Kansas 66224 Attention: Tom Robinson Telephone: 913-327-7973 Facsimile: 913-327-1214	$2,500,000.00	0.714285714286%
LIBOR Lending Office Same as Above

TOTAL	$350,000,000.00	100.0%

SCHEDULE 1.1 – PAGE 12

LENDERS AND COMMITMENTS

TERM LOAN B

Name and Address	Term Loan B Commitment	Term Loan B Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Tim Sylvain Telephone: 216-689-5433 Facsimile: 216-689-4997	$32,500,000.00	9.285714285714%
LIBOR Lending Office Same as Above

Bank of America, N.A. IL4-135-06-11 135 S LaSalle Street Chicago, IL 60603 Attn: Gary Katunas Telephone: 312-904-8704 Email: gary.katunas@bankofamerica.com	$32,500,000.00	9.285714285714%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 13

Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, AL 35203 Attention: Lee Surtees Telephone: 205-264-4860 Email: lee.surtees@regions.com	$32,500,000.00	9.285714285714%
LIBOR Lending Office: Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, Alabama 35203 Attention: Amanda Thomas Telephone: 205-581-7645 Facsimile: 205-264-5456

The Toronto-Dominion Bank, New York Branch 31 West 52nd Street New York, New York 10019-6101 Attention: Timothy Brogan Telephone: 212-827-7703	$32,500,000.00	9.285714285714%
LIBOR Lending Office Same as Above

Citizens Bank, N.A. 1215 Superior Ave. Cleveland, Ohio 44114 Attention: Julie Baker Telephone: 216-277-3860	$28,500,000.00	8.142857142857%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 14

PNC Bank, National Association 1200 Smith Street, Ste 830 Houston, Texas 77002 Attention: Christian Brown Telephone: 713-658-3955	$28,500,000.00	8.142857142857%
LIBOR Lending Office Same as Above

SunTrust Bank 303 Peachtree Street, N.E., Suite 2200 Atlanta, GA 30308 Attention: Francine Glandt Office: 404-813-0612 Email: Francine.Glandt@SunTrust.com	$28,500,000.00	8.142857142857%
LIBOR Lending Office Same as Above

Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020 Attention: Burak Numanoglu Telephone: 212-282-4575 Facsimile: 212-282-4488	$24,750,000.00	7.071428571429%
LIBOR Lending Office Same as Above

JPMorgan Chase Bank, N.A. 383 Madison Avenue, 24th Floor New York, New York 10017 Attention: Yannan Qiu Telephone: 212-622-5490	$17,500,000.00	5.000000000000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 15

The Bank of Tokyo-Mitsubishi UFJ, Ltd. 1251 Avenue of the Americas New York, NY 10020-1104 Attention: Matthew Antioco Telephone: 212-782-4282 Facsimile: 212-782-6440	$17,500,000.00	5.000000000000%
LIBOR Lending Office Same as Above

Capital One, National Association 275 Broadhollow Road, 2nd Floor Melville, New York 11747 Attention: Cynthia Dance Telephone: 631-531-2175 Facsimile: 631-531-2798	$17,250,000.00	4.928571428571%
LIBOR Lending Office Same as Above

CoBank, ACB 6340 S. Fiddlers Green Circle Greenwood Village CO 80111 Attention: Kelly Purtell Telephone: 303-694-5845	$11,000,000.00	3.142857142857%
LIBOR Lending Office Same as Above

Stifel Bank & Trust 501 North Broadway St. Louis, Missouri 63102 Attention: Suzanne Agin Telephone: 314-342-2992	$10,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 16

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: David Bowman Telephone: 205-803-4591	$10,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

UMB Bank N.A. 1010 Grand Blvd. Kansas City, Missouri 64106 Attention: Jess M. Adams Telephone: 816-860-3823	$10,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

Goldman Sachs Bank USA 200 West Street New York, New York 10282 Attention: Michelle Latzoni Telephone: 212-934-3921 Facsimile: 917-977-3966	$9,000,000.00	2.571428571429%
LIBOR Lending Office Same as Above

Jefferies Group LLC 101 Hudson Street, 11th Floor Jersey City, New Jersey 07311 Attention: Bank Debt Servicing Group Telephone: 201-761-7642 Facsimile: 201-221-8265	$5,000,000.00	1.428571428571%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 17

CrossFirst Bank 11440 Tomahawk Creek Pkwy Leawood, Kansas 66224 Attention: Tom Robinson Telephone: 913-327-7973 Facsimile: 913-327-1214	$2,500,000.00	0.714285714286%
LIBOR Lending Office Same as Above

TOTAL	$350,000,000.00	100.0%

SCHEDULE 1.1 – PAGE 18

LENDERS AND COMMITMENTS

TOTAL TERM LOAN COMMITMENTS

Name and Address	Total Term Loan Commitment	Total Term Loan Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Tim Sylvain Telephone: 216-689-5433 Facsimile: 216-689-4997	$62,500,000.00	8.928571428571%
LIBOR Lending Office Same as Above

Bank of America, N.A. IL4-135-06-11 135 S LaSalle Street Chicago, IL 60603 Attn: Gary Katunas Telephone: 312-904-8704 Email: gary.katunas@bankofamerica.com	$62,500,000.00	8.928571428571%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 19

Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, AL 35203 Attention: Lee Surtees Telephone: 205-264-4860 Email: lee.surtees@regions.com	$62,500,000.00	8.928571428571%
LIBOR Lending Office: Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, Alabama 35203 Attention: Amanda Thomas Telephone: 205-581-7645 Facsimile: 205-264-5456

The Toronto-Dominion Bank, New York Branch 31 West 52nd Street New York, New York 10019-6101 Attention: Timothy Brogan Telephone: 212-827-7703	$62,500,000.00	8.928571428571%
LIBOR Lending Office Same as Above

Citizens Bank, N.A. 1215 Superior Ave. Cleveland, Ohio 44114 Attention: Julie Baker Telephone: 216-277-3860	$57,000,000.00	8.142857142857%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 20

PNC Bank, National Association 1200 Smith Street, Ste 830 Houston, Texas 77002 Attention: Christian Brown Telephone: 713-658-3955	$57,000,000.00	8.142857142857%
LIBOR Lending Office Same as Above

SunTrust Bank 303 Peachtree Street, N.E., Suite 2200 Atlanta, GA 30308 Attention: Francine Glandt Office: 404-813-0612 Email: Francine.Glandt@SunTrust.com	$57,000,000.00	8.142857142857%
LIBOR Lending Office Same as Above

Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020 Attention: Burak Numanoglu Telephone: 212-282-4575 Facsimile: 212-282-4488	$49,500,000.00	7.071428571429%
LIBOR Lending Office Same as Above

JPMorgan Chase Bank, N.A. 383 Madison Avenue, 24th Floor New York, New York 10017 Attention: Yannan Qiu Telephone: 212-622-5490	$35,000,000.00	5.000000000000%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 21

The Bank of Tokyo-Mitsubishi UFJ, Ltd. 1251 Avenue of the Americas New York, NY 10020-1104 Attention: Matthew Antioco Telephone: 212-782-4282 Facsimile: 212-782-6440	$35,000,000.00	5.000000000000%
LIBOR Lending Office Same as Above

Capital One, National Association 275 Broadhollow Road, 2nd Floor Melville, New York 11747 Attention: Cynthia Dance Telephone: 631-531-2175 Facsimile: 631-531-2798	$34,500,000.00	4.928571428571%
LIBOR Lending Office Same as Above

CoBank, ACB 6340 S. Fiddlers Green Circle Greenwood Village CO 80111 Attention: Kelly Purtell Telephone: 303-694-5845	$22,000,000.00	3.142857142857%
LIBOR Lending Office Same as Above

Stifel Bank & Trust 501 North Broadway St. Louis, Missouri 63102 Attention: Suzanne Agin Telephone: 314-342-2992	$20,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 22

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: David Bowman Telephone: 205-803-4591	$20,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above

Goldman Sachs Bank USA 200 West Street New York, New York 10282 Attention: Michelle Latzoni Telephone: 212-934-3921 Facsimile: 917-977-3966	$18,000,000.00	2.571428571429%
LIBOR Lending Office Same as Above

Bank of Blue Valley 11935 Riley Street Overland Park, KS 66213 Attention: Bruce V. McCune Telephone: 913-234-2238 Facsimile: 913-234-7038	$10,000,000.00	1.428571428571%
LIBOR Lending Office Same as Above

Jefferies Group LLC 101 Hudson Street, 11th Floor Jersey City, New Jersey 07311 Attention: Bank Debt Servicing Group Telephone: 201-761-7642 Facsimile: 201-221-8265	$10,000,000.00	1.428571428571%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 23

Morgan Stanley Senior Funding, Inc. 1300 Thames Street Wharf, 4th Floor Baltimore, Maryland 21231 Attention: Steve Delany Telephone: 443-627-4326	$10,000,000.00	1.428571428571%
LIBOR Lending Office Same as Above

UMB Bank N.A. 1010 Grand Blvd. Kansas City, Missouri 64106 Attention: Jess M. Adams Telephone: 816-860-3823	$10,000,000.00	1.428571428571%
LIBOR Lending Office Same as Above

CrossFirst Bank 11440 Tomahawk Creek Pkwy Leawood, Kansas 66224 Attention: Tom Robinson Telephone: 913-327-7973 Facsimile: 913-327-1214	$5,000,000.00	0.714285714286%
LIBOR Lending Office Same as Above

TOTAL	$700,000,000.00	100.0%

SCHEDULE 1.1 – PAGE 24

LENDERS AND COMMITMENTS

TOTAL COMMITMENTS

Name and Address	Total Commitment	Total Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Tim Sylvain Telephone: 216-689-5433 Facsimile: 216-689-4997	$125,000,000.00	8.223684210526%
LIBOR Lending Office Same as Above

Bank of America, N.A. IL4-135-06-11 135 S LaSalle Street Chicago, IL 60603 Attn: Gary Katunas Telephone: 312-904-8704 Email: gary.katunas@bankofamerica.com	$125,000,000.00	8.223684210526%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 25

Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, AL 35203 Attention: Lee Surtees Telephone: 205-264-4860 Email: lee.surtees@regions.com	$125,000,000.00	8.223684210526%
LIBOR Lending Office: Regions Bank Real Estate Corporate Banking 1900 5th Avenue North, 15th Floor Birmingham, Alabama 35203 Attention: Amanda Thomas Telephone: 205-581-7645 Facsimile: 205-264-5456

The Toronto-Dominion Bank, New York Branch 31 West 52nd Street New York, New York 10019-6101 Attention: Timothy Brogan Telephone: 212-827-7703	$125,000,000.00	8.223684210526%
LIBOR Lending Office Same as Above

Citizens Bank, N.A. 1215 Superior Ave. Cleveland, Ohio 44114 Attention: Julie Baker Telephone: 216-277-3860	$115,000,000.00	7.565789473684%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 26

PNC Bank, National Association 1200 Smith Street, Ste 830 Houston, Texas 77002 Attention: Christian Brown Telephone: 713-658-3955	$115,000,000.00	7.565789473684%
LIBOR Lending Office Same as Above

SunTrust Bank 303 Peachtree Street, N.E., Suite 2200 Atlanta, GA 30308 Attention: Francine Glandt Office: 404-813-0612 Email: Francine.Glandt@SunTrust.com	$115,000,000.00	7.565789473684%
LIBOR Lending Office Same as Above

Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020 Attention: Burak Numanoglu Telephone: 212-282-4575 Facsimile: 212-282-4488	$100,000,000.00	6.578947368421%
LIBOR Lending Office Same as Above

Deutsche Bank AG New York Branch 200 Crescent Court, Suite 500 Dallas, Texas 75201 Attention: Patrick Allen Telephone: 214-740-7919	$75,000,000.00	4.934210526316%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 27

JPMorgan Chase Bank, N.A. 383 Madison Avenue, 24th Floor New York, New York 10017 Attention: Yannan Qiu Telephone: 212-622-5490	$75,000,000.00	4.934210526316%
LIBOR Lending Office Same as Above

The Bank of Tokyo-Mitsubishi UFJ, Ltd. 1251 Avenue of the Americas New York, NY 10020-1104 Attention: Matthew Antioco Telephone: 212-782-4282 Facsimile: 212-782-6440	$75,000,000.00	4.934210526316%
LIBOR Lending Office Same as Above

Capital One, National Association 275 Broadhollow Road, 2nd Floor Melville, New York 11747 Attention: Cynthia Dance Telephone: 631-531-2175 Facsimile: 631-531-2798	$75,000,000.00	4.934210526316%
LIBOR Lending Office Same as Above

Goldman Sachs Bank USA 200 West Street New York, New York 10282 Attention: Michelle Latzoni Telephone: 212-934-3921 Facsimile: 917-977-3966	$75,000,000.00	4.934210526316%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 28

CoBank, ACB 6340 S. Fiddlers Green Circle Greenwood Village CO 80111 Attention: Kelly Purtell Telephone: 303-694-5845	$40,000,000.00	2.631578947368%
LIBOR Lending Office Same as Above

Stifel Bank & Trust 501 North Broadway St. Louis, Missouri 63102 Attention: Suzanne Agin Telephone: 314-342-2992	$35,000,000.00	2.302631578947%
LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: David Bowman Telephone: 205-803-4591	$35,000,000.00	2.302631578947%
LIBOR Lending Office Same as Above

Morgan Stanley Bank, N.A. 1300 Thames Street Wharf, 4th Floor Baltimore, Maryland 21231 Attention: Steve Delany Telephone: 443-627-4326	$21,500,000.00	1.414473685211%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 29

Jefferies Group LLC 101 Hudson Street, 11th Floor Jersey City, New Jersey 07311 Attention: Bank Debt Servicing Group Telephone: 201-761-7642 Facsimile: 201-221-8265	$20,000,000.00	1.315789473684%
LIBOR Lending Office Same as Above

Morgan Stanley Senior Funding, Inc. 1300 Thames Street Wharf, 4th Floor Baltimore, Maryland 21231 Attention: Steve Delany Telephone: 443-627-4326	$18,500,000.00	1.217105263158%
LIBOR Lending Office Same as Above

Bank of Blue Valley 11935 Riley Street Overland Park, KS 66213 Attention: Bruce V. McCune Telephone: 913-234-2238 Facsimile: 913-234-7038	$10,000,000.00	0.657894736842%
LIBOR Lending Office Same as Above

CrossFirst Bank 11440 Tomahawk Creek Pkwy Leawood, Kansas 66224 Attention: Tom Robinson Telephone: 913-327-7973 Facsimile: 913-327-1214	$10,000,000.00	0.657894736842%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 30

UMB Bank N.A. 1010 Grand Blvd. Kansas City, Missouri 64106 Attention: Jess M. Adams Telephone: 816-860-3823	$10,000,000.00	0.657894736842%
LIBOR Lending Office Same as Above

TOTAL	$1,520,000,000.00	100.0%

SCHEDULE 1.1 – PAGE 31

SCHEDULE 2

EXISTING MODIFYING LENDERS

KeyBank National Association

Bank of America, N.A.

Regions Bank

The Toronto-Dominion Bank, New York Branch

Citizens Bank, National Association

PNC Bank, National Association

SunTrust Bank

Deutsche Bank AG New York Branch

Goldman Sachs Bank USA

JPMorgan Chase Bank, N.A.

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

CoBank, ACB

Stifel Bank & Trust

Synovus Bank

Morgan Stanley Bank, N.A.

Jefferies Group LLC

Morgan Stanley Senior Funding, Inc.

Bank of Blue Valley

CrossFirst Bank

UMB Bank, N.A.

SCHEDULE 2 – PAGE 1